                                                                    EXHIBIT 99.2

          Unaudited Pro Forma Condensed Combined Financial Statements


The following Unaudited Pro Forma Condensed Combined Statements of Operations and Balance Sheet give effect to the merger on a pooling of interests basis of accounting. These Unaudited Pro Forma Condensed Combined Financial Statements have been prepared from the historical consolidated financial statements of FLIR Systems, Inc. and Inframtrics, Inc. and should be read in conjunction therewith.

This pro forma condensed information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur upon the consummation of the merger.

The Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the merger as if had occurred on January 1, 1996, combining the balance sheets of FLIR and Inframetrics as of December 31, 1998. The Unaudited Pro Forma Condensed Combined Statements of Operations give effect to the merger as if it had occurred on January 1, 1996, combining the results of FLIR and Inframetrics for each of the three years ended in the period ended December 31, 1998.

              Unaudited Pro Forma Condensed Combined Balance Sheet
                               December 31, 1998
                                 (in thousands)

                                                                   Historical                                  Pro Forma
                                                        -------------------------------------       -------------------------------
                                                           FLIR             Inframetrics             Adjustments       Combined
                                                        ----------     ----------------------       --------------  ---------------
ASSETS:
Current assets:
  Cash and cash equivalents................              $  2,660               $  2,133                   --          $  4,793
  Accounts receivable, net (Note 1)........                80,984                  9,865                  353            91,202
  Inventories..............................                52,986                 17,326                   --            70,312
  Prepaid expenses  (Note 1)...............                 5,902                    512                 (353)            6,061
  Deferred income taxes (Note 5)...........                 4,915                     --                1,861             6,776
                                                         --------               --------             --------          --------
    Total current assets...................               147,447                 29,836                1,861           179,144
Property and equipment, net................                24,654                  2,121                   --            26,775
Software development costs, net............                   488                     --                   --               488
Deferred income taxes (Note 5).............                 9,501                  2,109               (1,861)            9,749
Intangible assets, net.....................                15,936                     --                   --            15,936
Other assets...............................                 3,803                     94                   --             3,897
                                                         --------               --------             --------          --------
                                                         $201,829               $ 34,160             $     --           235,989
                                                         ========               ========             ========          ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
  Notes payable............................              $ 37,360               $  2,598             $     --          $ 39,958
  Accounts payable (Note 1)................                18,942                  6,315               (1,226)           24,031
  Accrued payroll and other liabilities
     (Note 1)..............................                12,618                  2,345                1,226            16,189
  Accrued income taxes.....................                 2,709                  1,184                   --             3,893
  Current portion of long-term debt........                   606                  2,074                   --             2,680
                                                         --------               --------             --------          --------
    Total current liabilities..............                72,235                 14,516                   --            86,751

Long-term debt.............................                 1,009                 18,287                   --            19,296
Pension liability..........................                 3,960                     --                   --             3,960

Class B Stock (Note 2).....................                    --                 12,032              (12,032)               --

Shareholders' equity:
  Preferred stock..........................                    --                     --                   --                --
  Common stock (Note 2)....................                   120                      2                   19               141
  Additional paid-in capital (Note 2)......               132,564                     11                9,594           142,169
  Accumulated deficit (Note 2).............                (6,077)               (10,597)               2,419           (14,255)
  Accumulated other comprehensive
    loss...................................                (1,982)                   (91)                  --            (2,073)
                                                         --------               --------             --------          --------
    Total shareholders' equity (deficit)...               124,625                (10,675)              12,032           125,982
                                                         --------               --------             --------          --------
                                                         $201,829               $ 34,160             $     --          $235,989
                                                         ========               ========             ========          ========

         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year Ended December 31, 1998
                     (in thousands, except per share data)


                                                                  Historical                                 Pro Forma
                                                       -------------------------------------      -------------------------------
                                                          FLIR             Inframetrics            Adjustments       Combined
                                                       ----------     ----------------------      --------------  ---------------

Revenue:
  Commercial (Note 3).................                 $  93,172              $  54,690              $  (9,465)        $ 138,397
  Government (Note 3).................                    60,760                     --                  9,465            70,225
  Other (Note 3)......................                        --                    339                   (339)               --
                                                       ---------              ---------              ---------         ---------

    Total revenue.....................                   153,932                 55,029                   (339)          208,622
Cost of goods sold....................                    65,055                 30,274                     --            95,329
                                                       ---------              ---------              ---------         ---------
    Gross profit......................                    88,877                 24,755                   (339)          113,293
Operating expenses:
  Research and development............                    22,122                  4,836                     --            26,958
  Selling and other operating costs...                    41,694                 17,239                     --            58,933
                                                       ---------              ---------              ---------         ---------
    Total operating costs.............                    63,816                 22,075                     --            85,891
      Earnings from operations........                    25,061                  2,680                   (339)           27,402
Interest and other income (Note 3)....                       364                     25                    339               728
Interest and other expense............                    (3,233)                (1,966)                    --            (5,199)
                                                       ---------              ---------              ---------         ---------
      Earnings before income taxes....                    22,192                    739                     --            22,931
Provision for income taxes............                     5,938                    217                     --             6,155
                                                       ---------              ---------              ---------         ---------
Net earnings..........................                 $  16,254              $     522              $      --         $  16,776
                                                       =========              =========              =========         =========
Net earnings per share:
   Basic..............................                 $    1.49                                                       $    1.29
                                                       =========                                                       =========
   Diluted............................                 $    1.45                                                            1.24
                                                       =========                                                       =========

Weighted average number of
 common shares and equivalents
   Basic..............................                    10,875                                                          12,983
                                                       =========

   Diluted............................                    11,210                                                          13,510
                                                       =========                                                        ========

         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year Ended December 31, 1997
                     (in thousands, except per share data)


                                                                 Historical                                     Pro Forma
                                          ----------------------------------------------------     --------------------------------
                                                      FLIR                    Inframetrics               Adjustments     Combined
                                          ------------------------     -----------------------     -------------------- -----------

Revenue:
  Commercial (Note 3).................         $ 43,288                          $53,163                  $(9,795)       $ 86,656
  Government (Note 3).................           48,483                               --                    9,795          58,278
  Other (Note 3)......................               --                              318                     (318)             --
                                          ------------------------     -----------------------     ------------------   ----------
    Total revenue.....................           91,771                           53,481                     (318)        144,934
Cost of goods sold....................           58,507                           28,328                       --          86,835
                                          ------------------------     -----------------------     ------------------  -----------
    Gross profit......................           33,264                           25,153                     (318)         58,099
Operating expenses:
  Research and development............           11,814                            5,793                       --          17,607
  Selling and other operating costs...           26,551                           14,674                       --          41,225
  Combination costs...................           36,450                               --                       --          36,450
                                          ------------------------     -----------------------     -------------------------------
    Total operating costs.............           74,815                           20,467                       --          95,282
      (Loss) earnings from operations.          (41,551)                           4,686                     (318)        (37,183)
Interest and other income (Note 3)....              182                               40                      318             540
Interest and other expense............           (2,103)                          (1,990)                      --          (4,093)
                                          ------------------------     -----------------------     --------------------------------
      (Loss) earnings before income
         taxes........................          (43,472)                           2,736                       --         (40,736)
Income taxes (benefit) provision......          (12,884)                           1,336                       --         (11,548)
                                          ------------------------     -----------------------     -------------------------------
Net (loss) earnings...................         $(30,588)                         $ 1,400                       --        $(29,188)
                                          ========================     =======================     ===============================

Net (loss) earnings per share:
   Basic..............................          $ (5.23)                                                                $   (3.67)
                                          ========================                                                       =========
   Diluted............................          $ (5.23)                                                                $   (3.67)
                                          ========================                                                       =========

Weighted average number of
 common shares and equivalents
 outstanding: (Note 4)
   Basic..............................            5,843                                                                     7,951
                                          ========================                                                       =========
   Diluted............................            5,843                                                                     7,951
                                          ========================                                                       =========

         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year Ended December 31, 1996
                     (in thousands, except per share data)


                                                            Historical                                   Pro Forma
                                             --------------------------------------        ---------------------------------------
                                                 FLIR                Inframetrics              Adjustments          Combined
                                             -----------------     ---------------         -----------------     -----------------
Revenue:
  Commercial (Note 3).................       $     23,059           $    45,768            $      (14,380)      $      54,447
  Government (Note 3).................             42,958                    --                    14,380              57,338
  Other (Note 3)......................                 --                   332                      (332)                 --
                                             -----------------     ---------------         -----------------     -----------------
    Total revenue.....................             66,017                46,100                      (332)            111,785
Cost of goods sold....................             30,415                27,449                        --              57,864
                                             -----------------     ---------------         -----------------     -----------------
    Gross profit......................             35,602                18,651                      (332)             53,921
Operating expenses:
  Research and development............              9,485                 4,089                        --              13,574
  Selling and other operating costs...             18,999                10,990                        --              29,989
                                             -----------------     ---------------         -----------------     -----------------
    Total operating costs.............             28,484                15,079                        --              43,563
      Earnings from operations........              7,118                 3,572                      (332)             10,358
Interest and other income (Note 3)....                 44                   882                       332               1,258
Interest and other expense............               (819)                 (651)                       --              (1,470)
                                             -----------------     ---------------         -----------------     -----------------
      Earnings before income taxes....              6,343                 3,803                        --              10,146
Provision for income taxes............              1,251                 1,472                        --               2,723
                                             -----------------     ---------------         -----------------     -----------------
Net earnings from continuing
   operations.........................              5,092                 2,331                        --               7,423
Discontinued operations, net of taxes:
   Loss from operations of
    discontinued business (less
    applicable income tax benefit of
    $540).............................                 --                  (830)                       --                (830)
                                             ----------------      ---------------         -----------------     -----------------
Net earnings..........................       $      5,092          $      1,501            $           --        $      6,593
                                             ================      ===============         =================     =================
Net earnings per share:
   Basic..............................       $       0.95                                                        $       0.88
                                             ================                                                    =================
   Diluted............................       $       0.91                                                        $       0.83
                                             ================                                                    =================

Weighted average number of
 common shares and equivalents
 outstanding (Note 4):
   Basic..............................              5,361                                                               7,469
                                          ========================                                               =================
   Diluted............................              5,624                                                               7,924
                                          ========================                                               =================

        Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Note 1: The pro forma condensed Balance Sheet information reflects the results of combining the December 31, 1998 balance sheet for FLIR and Inframetrics giving effect to the Merger as if it had occurred on January 1, 1996.

        Certain pro forma reclassifications between accounts receivables and prepaids and between accounts payable and accrued expenses were made in order to conform accounting policies.

Note 2: A pro forma adjustment was made to eliminate the Redeemable Class B Stock and Inframetrics common stock as such Class B stock and Inframetrics common stock was exchanged for FLIR Common stock per the terms of the merger agreement. The pro forma adjustment to accumulated deficit represents accrued unpaid dividends on the Class B stock.

Note 3: The pro forma condensed Statement of Income for the years ended December 31, 1998, 1997 and 1996, reflect the results of combining the historical results of operations of FLIR and Inframetrics giving effect to the Merger as if it had occurred on January 1, 1996.

        Certain pro forma reclassifications between Commercial and Government revenue and between other revenue and Interest and other expense were made in order to conform accounting policies.

Note 4: Per share calculations are determined on the number of common and common stock equivalents outstanding. The pro forma combined shares include the FLIR common stock expected to be issued to effect the Merger as if they had been outstanding at the beginning of the respective periods.

Note 5: A pro forma adjustment was made between long-term and current deferred income taxes in order to conform accounting policies.